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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
Cabletron Systems, Inc.:

We consent to the use of our reports incorporated herein by reference.




                                  /s/ KPMG Peat Marwick LLP

                                  KPMG Peat Marwick LLP


Boston, Massachusetts
August 1, 1996